UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2025

Polomar Health Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56555	86-1006313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10940 Wilshire Boulevard, Suite 705, Los Angeles, CA	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 213-616-0011

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger between Polomar Health Services, Inc. and Altanine, Inc.

On July 23, 2025, Polomar Health Services, Inc. (the “Company”), Polomar Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”) and Altanine Inc., a Nevada corporation (“Altanine”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Altanine, with Altanine continuing as the surviving company (the “Surviving Company”) and a wholly owned subsidiary of the Company (the “Merger”).

At the effective time of the Merger (the “Effective Time”), each one share of Altanine common stock shall be automatically converted into the right to receive one share of Company common stock, and each one share of Altanine preferred stock shall be automatically converted into the right to receive one share of Company preferred stock, in each case subject to adjustment (collectively, the “Exchange Ratio”). No fractional shares of Company common stock or Company preferred stock will be issued in the Merger. All fractional share amounts shall be rounded up to the nearest whole share as provided in the Merger Agreement. The preferred stock to be issued by the Company upon the closing of the Merger shall have the terms set forth in Schedule 1 of the Merger Agreement.

Following the consummation of the Merger, former common stockholders of Altanine are expected to own an aggregate of approximately 80% of the then-issued and outstanding shares of Company common stock and current common stockholders of the Company are expected to own an aggregate of approximately 20% of the then-issued and outstanding shares of Company common stock. The Company also agreed to assume Altanine’s existing incentive plan and all outstanding options granted by Altanine, as adjusted by the Exchange Ratio. Additionally, at the Effective Time, all unexercised and unexpired warrants to purchase shares of Altanine common stock or preferred stock, then outstanding shall be converted into and become a warrant to purchase the Company’s common stock, as adjusted by the Exchange Ratio.

The Company agreed to assume all unconverted and unexpired promissory notes of Altanine, except that the conversion terms will be adjusted for the Exchange Ratio and such notes will be convertible into the Company’s common stock.

The board of directors of the Company (the “Board”) and of Altanine unanimously approved the Merger Agreement and the transactions contemplated thereby.

Immediately following the closing of the Merger, the composition of the Board shall be comprised of four appointees by Altanine, who shall initially be George Hornig, George Caruolo, Alexandra Peterson, and Gabrielle Toledano, and one appointee by the Company, who shall initially be Gabriel Del Virginia. Furthermore, the Board shall (a) appoint George Hornig as the Chairman of the Board, (b) accept the resignation of Terrence M. Tierney as interim Chief Executive Officer and President; (c) appoint Charles Andres, Jr., Altanine’s current Chief Executive Officer (“CEO”), as the CEO of the Company; and (d) appoint Mr. Tierney as Executive Vice President and Chief Administrative Officer.

The Merger Agreement contains covenants of the parties, including: (a) the requirement to take all reasonable steps to consummate the Merger, (b) restrictions on the conduct of the Company’s and Altanine’s respective businesses; (c) to use commercially reasonable efforts to prepare and submit a listing application to Nasdaq for the Surviving Company and to cause the Company’s common stock to be approved for listing (the “Nasdaq Listing Application”); (d) for the Company to use its best efforts to enter into an Equity Credit Line in a minimum amount of $25 million at terms to be mutually agreeable to the Company and Altanine; and (e) for the Company to adopt an amended Independent Director Compensation Policy to be in effect as of the closing of the Merger in form and substance agreeable to Altanine.

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The Merger Agreement restricts the Company, directly or indirectly, from doing anything that could lead to or result in an Acquisition Proposal (as defined in the Merger Agreement).

The Closing is subject to certain conditions, including (i) the Company having obtained the affirmative written consent of a supermajority of its disinterested stockholders in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, which has not, as of the date of this Current Report, been obtained, (ii) subject to certain materiality exceptions, the accuracy of the representations and warranties made by each of the Company and Altanine and the compliance by each of the Company and Altanine with their respective obligations under the Merger Agreement, (iii) approval of the transactions contemplated by the Merger Agreement by any third-parties and governmental entities as may be required by law, (iv) the absence of any law or judgment prohibiting or making the Merger unlawful, (v) the receipt of a PCAOB compliant audit of Altanine for the fiscal years ending December 31, 2024 and 2023 and required unaudited financial statements under applicable rules of the Securities and Exchange Commission (the “SEC”), (vi) that the Company shall have filed a Registration Statement on Form S-4 (the “Registration Statement”) with respect to the issuance of the Company’s shares of common stock pursuant to the Merger Agreement, and such Registration Statement shall have been declared effective by the SEC, (vii) that the Nasdaq Listing Application shall have been approved by Nasdaq and (viii) that the Company shall have effected a reverse stock split in order to achieve a stock price of $10.00 per share prior to the Closing.

The Merger Agreement also contains customary representations, warranties and other covenants, including covenants obligating each of the Company and Altanine to continue to conduct its respective business in the ordinary course, to provide reasonable access to each other’s information and to use reasonable best efforts to cooperate and coordinate to make any filings or submissions that are required to be made under any applicable laws or requested to be made by any government authority in connection with the Merger.

The Merger Agreement contains certain termination rights for each of the parties, including, without limitation, (i) by mutual written consent of the Company and Altanine, (ii) by either the Company or Altanine if the Merger has not been consummated by the close of business on the 90th business day after the date of the Merger Agreement, (iii) by either the Company or Altanine if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission will have issued a non-appealable final order or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger or any of the other transactions contemplated by the Merger Agreement or (iv) by either the Company or Altanine if the other party has materially breached its representations, warranties or covenants and such breach would result in a failure of the conditions precedent to Closing, subject to certain negotiated materiality qualifications and cure periods as set forth in the Merger Agreement.

The foregoing summary of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been provided pursuant to applicable rules and regulations of the United States Securities and Exchange Commission in order to provide investors and stockholders with information regarding its terms. However, it is not intended to provide any other factual information about the Company, Altanine, their respective subsidiaries and affiliates or any other party. In particular, the representations, warranties and covenants contained in the Merger Agreement have been made only for the purpose of the Merger Agreement and, as such, are intended solely for the benefit of the parties to the Merger Agreement. In many cases, the representations, warranties and covenants are subject to limitations agreed upon by the parties and are qualified by certain disclosures exchanged by the parties in connection with the execution of the Merger Agreement. Furthermore, many of the representations and warranties in the Merger Agreement are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about the Company, Altanine, their respective subsidiaries and affiliates or any other party. Likewise, any reference to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or stockholders. Finally, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement and these changes may not be fully reflected in the Company’s public disclosures.

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As a result of the foregoing, investors are encouraged not to rely on the representations, warranties and covenants contained in the Merger Agreement, or on any descriptions thereof, as accurate characterizations of the state of facts or condition of the Company or any other party. Investors and stockholders are likewise cautioned that they are not third-party beneficiaries under the Merger Agreement and do not have any direct rights or remedies pursuant to the Merger Agreement.

Cautionary Statement Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the federal securities laws. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of each company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, (1) the risk that the Company and Altanine may not be able to complete the proposed Merger and the ability of the conditions to the closing of the transaction being timely satisfied and the consummation of the transaction, (2) the ability of the Company and/or Altanine to drive increased customer value and financial returns and enhance strategic and operational capabilities, (3) the ability to integrate the Altanine business into the Company and realize the anticipated benefits of the transaction, and (4) the other risks described under the headings “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and such other periodic filings the Company makes from time to time with the SEC. You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are not guarantees of future performance, and actual results, developments, and business decisions may differ from those envisaged by our forward-looking statements. Except as required by law, we undertake no obligation to update such statements to reflect events or circumstances arising after the date of this Form 8-K, and we caution investors not to place undue reliance on any such forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed Merger, the Registration Statement is expected to be filed by the Company with the SEC. The Registrtaion Statement will include a prospectus relating to the offer and sale of securities to be issued in connection with the completion of the Merger. This document does not contain all the information that should be considered concerning the Merger or any other matter and is not intended to form the basis of any investment decision or any other decision in respect of the Merger or any other matter. The Company and Altanine urge investors, stockholders, shareholders and other interested persons to read, when available, the Registration Statement, including the prospectus included therein and the amendments thereto as well as any other documents filed with the SEC in connection with the Merger as these materials will contain important information about the Company, Altanine and the Merger. The Company’s stockholders and other interested parties may obtain free copies of the documents we file with the SEC at the SEC’s website at www.sec.gov, or by contacting the Company’s Investor Relations Department by (a) mail at 10940 Wilshire Boulevard, Suite 1500, Los Angeles, CA 90024 or (b) telephone at 213-616-0011.

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INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED THEREIN.

Participants in the Solicitation of Proxies

This communication is not a solicitation of a proxy from any investor or securityholder. The Company, Altanine, and their respective directors, executive officers and other members of their management and employees, may, under SEC rules, be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Merger. Investors and securityholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K filed with the SEC on May 22, 2025, and other reports filed with the SEC. Additional information regarding the participants will also be included in the Registration Statement, when it becomes available. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

No offer or offering of equity interests or securities of any kind is being made, conducted or extended at this time. This communication is for informational purposes only and does not constitute or include an offer to sell, or a solicitation of an offer to purchase or subscribe for, equity interests or securities of any kind or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any such offer or solicitation will be made only in connection with the delivery of a prospectus meeting the requirements of the Securities Act of 1933, or exemptions therefrom.

Addendum to Professional Services Agreement

On March 21, 2024, the Company, then known as Trustfeed Corp., entered into a certain Professional Services Agreement (“Services Agreement”) with Profesco, Inc. and Terrence M. Tierney to provide certain corporate services to the Company, including Mr. Tierney serving as the Company’s President, CFO, Treasurer, Secretary and Director.

The initial term of the Services Agreement was for a period of five months or filing of the Company’s Form 10-Q for the second quarter of 2024, whichever occurred earlier.

On October 24, 2024, the Company extended the Services Agreement through December 31, 2024, and on January 27, 2025, the Company further extended the Services Agreement through March 31, 2025.

On April 10, 2025, Mr. Tierney resigned as the Company’s CFO and Treasurer. Mr. Tierney has continued to act as the Company’s interim CEO, President and Secretary.

On July 28, 2025, the Company extended the Services Agreement through August 31, 2025. Profesco, Inc. shall receive a flat fee of $64,000 for the period April 1, 2025, through August 31, 2025, plus reasonable approved expenses.

The foregoing summary of the Addendum to the Professional Services Agreement (the “Addendum”) does not purport to be complete and is subject to and qualified in its entirety by the full text of the Addendum, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

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Promissory Note and Loan Agreement with Profesco Holdings, LLC

On July 28, 2025, the Company entered into a Promissory Note and Loan Agreement (the “Note”) with Profesco Holdings, LLC., a Michigan limited liability company (“Profesco Holdings”).

The Note incorporates the following material terms:

●	The Company may draw up to $100,000 per the terms of the Note.

●	The Note shall mature and be payable in full on or before October 31, 2025, or immediately upon other events as disclosed in the Note. The initial interest rate shall be 12% APR accruing on a calendar quarterly basis. In the event the Note is not paid in full on or before October 31, 2025, then the interest rate shall be equal to the prime interest rate as published on the first day of each month in the Wall Street Journal – Money Rates plus 7%.

Terrence M. Tierney, the Company’s interim CEO, President and Secretary and a director of the Company, is the sole member and manager of Profesco Holdings.

As of the date of the filing of this Current Report on Form 8-K, the Company has received draws pursuant to the terms of the Note in the aggregate amount of $72,258.50.

The foregoing summary of the Note does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Note, a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
2.1	Agreement and Plan of Merger and Reorganization, dated July 23, 2025, by and among Polomar Health Services, Inc., Polomar Merger Sub, Inc. and Altanine Inc.
10.1	Addendum to Professional Services Agreement
10.2	Promissory Note and Loan Agreement
104	Cover Page Interactive Data File (formatted as inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Polomar Health Services, Inc.

/s/ Terrence M. Tierney
Terrence M. Tierney
President

Date: July 29, 2025

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